UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2020

PDF SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

000-31311

(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2858 De La Cruz Boulevard

Santa Clara, CA 95050

(Address of principal executive offices, with zip code)

(408) 280-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00015 par value	PDFS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Explanatory Note

Item 8.01. Other Events.
SIGNATURES

Explanatory Note

On April 27, 2020, PDF Solutions, Inc. (the “Company”) filed a Current Report on Form 8-K to report that the Company is relying on the U.S. Securities and Exchange Commission’s Order under Section 36 of the Securities Exchange Act of 1934, as amended, dated March 25, 2020 (Release No. 34-88465) to delay the filing of its Definitive Proxy Statement on Form DEF 14A, including the information omitted from the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

The Company is filing this Form 8-K/A for the sole purpose of correcting an error contained in the signature block of the filing. The correct title of the Company’s principal financial and accounting officer, Adnan Raza, is EVP, Finance and Chief Financial Officer.

The information in Item 8.01 remains unchanged.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)

By:	/s/Adnan Raza
Adnan Raza EVP, Finance and Chief Financial Officer (principal financial and accounting officer)

 Dated: April 28, 2020